UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05984

                                The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                                 Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                                 Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code:  508 871 8500

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

April 30, 2014

“”Ha’penny Bridge, Dublin

Provided Courtesy of Tourism Ireland””

Letter to Shareholders

Dear Shareholder,

Introduction

Even though some European countries continue to have problems, there has been definite signs of improvement in a number of the countries that have had economic problems and in particular, Ireland, having exited from the IMF and European support program, continues to make significant progress. As mentioned below, Ireland’s economy is gathering momentum and is now growing at quite a good pace, which is reflected in increased employment, continued improvement in the property and banking sectors as well as a significant drop in the cost of the Government’s financing. As a result of all of this, the three major credit rating agencies have placed Ireland’s rating comfortably within the investment grade range.

With the Irish Stock Market Index (“ISEQ”) strongly outperforming many of the major markets, the New Ireland Fund, Inc. (the “Fund”) has done very well in recent times. For the first 6 months of the fiscal year, the Fund’s Net Asset Value (“NAV”) increased by 15% in US Dollar terms*, and by 37.6% over the twelve month period to the end of April 2014.

The rating agency, Standard & Poors, has just restored an “A” rating to Ireland’s country debt based on an improved outlook for growth and more signs of recovery in the domestic economy. We believe that this, in conjunction with the strong performance of the ISEQ, should be a positive for the Fund over the coming months.

Managed Distribution Policy

On June 13, 2014, the Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) approved a managed distribution policy for the Fund.

The Board approved the policy in order to provide a steady and sustainable quarterly cash distribution to Fund shareholders, and as an additional measure intended to reduce any discount to net asset value (“NAV”) at which the Fund’s shares have tended to trade.

The Board has determined that the Fund will pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s NAV at its most recent fiscal year end, or in the case of any distribution payable prior to October 31, 2014, the Fund’s NAV at July 31, 2014. The Board has determined that the initial annual percentage will be 8%.

Among other factors, in approving the managed distribution policy the Board considered the ability of the Fund to sustain the policy and considered that making periodic distributions could increase liquidity for common shareholders and may assist in narrowing the discount to NAV at which shares of common stock have tended to trade. Of course, there can be no guarantee that these benefits will occur or that any improvement would continue. The policy will be

*	All Returns are quoted in US Dollars unless stated otherwise.

subject to regular review by the Board and remains subject to suspension, modification or termination by the Board without notice at any time.

The distributions paid pursuant to the managed distribution policy are expected to be paid from net investment income, net realized capital gains and, to any extent necessary, paid-in capital.

The implementation of the managed distribution policy is subject to the receipt by the Fund of exemptive relief from the U.S. Securities and Exchange Commission which would permit the Fund to distribute long-term capital gains more than once a year. The Fund has applied for such exemptive relief and anticipates receiving such exemptive relief in the near future. Absent the exemptive relief, the Fund is generally permitted to distribute long-term capital gains only once each year. If the Fund does not receive the exemptive relief, the managed distribution policy will not be implemented.

The amounts and sources of distributions for tax reporting purposes will depend on the Fund’s investment experience during its fiscal year and may be subject to change based on tax regulations. The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal year depends on the dividend and interest income received, the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to estimate and disclose the source of each distribution to shareholders. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated. You will be sent a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

Performance

Over the most recent fiscal quarter, the Fund’s NAV increased by 9.6% to $16.28, as compared to the Irish Stock Market Index, which returned 9.2% over the period. For the first six months of the fiscal year, the Fund’s NAV increased by 15.0% as compared to an increase of 14.5% in the ISEQ over the same period. For the 12 months to April 30, 2014, the Fund returned a strong return of 37.6%, 2% ahead of the comparable ISEQ return of 35.6%.

When compared to the broad European benchmark index, the Euro Stoxx 50, the ISEQ marginally under-performed by 0.6% for the past quarter but out-performed by over 7% over the 12 months ended April 30, 2014, with an absolute return of 36%. When compared to the S&P 500 benchmark, the ISEQ outperformed it by almost 3% over the past quarter and by 15% over 12 months. The US dollar weakened by 3% versus the Euro over the last three months, and by almost 7% over the 12 month period ended April 30, 2014, which was another positive factor for the Fund’s investors.

In the first calendar quarter of 2014, investors were ‘hit’ by a barrage of macro challenges in the US, China and Eastern Europe, and investors also fretted about whether Japan and Europe were gaining the upper hand in the battle against deflationary challenges. In the US, severe winter weather was the presumed cause of a significant decline in economic activity. In China, the economy slowed sharply - leading to expectations of a government stimulus package - and to cap it all, the entire crisis in Ukraine raised geopolitical tensions across Eastern Europe and beyond.

Despite these ‘hits’, global equity market performance proved to be very resilient with the MSCI World equity index rising by 1% in local currency terms. Europe led the way, with the Eurozone Index rising 2.8%, slightly ahead of North America, which rose 2%. Japan was the laggard, showing a decline of 7.5%, while Emerging Markets were down very slightly (all returns in local currency). In contrast, bond markets (in Europe in particular) appeared to benefit from falling inflation and improved sentiment towards peripheral countries, and delivered strong gains as the European over 5 year bond index rose by almost 6%. As with the stock market, Irish bonds were also very impressive performers during the quarter reflecting Investor confidence in Ireland and its improved fiscal situation.

Within the Fund’s portfolio the more positive market was reflected in some very strong stock movements over the quarter. In particular, over the quarter, there was strong price appreciation from three food sector holdings - Kerry Group, Total Produce, and Origin Enterprises. Ryanair and CRH were also notable strong performers. By contrast some stocks ‘treaded water’ during the quarter such as Bank of Ireland, Kingspan and Grafton Group. A notable underperformer was Kenmare Resources.

Irish Economic Review

It is clear that the Irish economy is gathering momentum and growing at quite a good pace, although this is not yet backed up by official GDP statistics. The most recent GDP/GNP growth figures - for Q4 2013 - stated that GDP fell by 2.3% in the quarter, while GNP grew by 0.2%. The statistical issues and anomalies affecting these numbers included the following:

A good number of major aircraft leasing companies are domiciled in Ireland and they incur significant spending related to the purchase of new aircraft, which can effect Ireland’s overall capital spending growth. Although the planes may never be physically in Ireland, their cost may be included in Irish capital investment numbers and/or import data.

A number of pharmaceutical products, currently manufactured in Ireland, have come off patent, or will do so shortly. This leads to a phenomenon known as the ‘patent cliff’, where pharmaceutical exports (and thus GDP) fall, after the drugs come off patent. However, the impact on GNP is much smaller as there is a corresponding reduction in profit repatriations from Ireland, to the overseas parent company. The real impact on the economy lies somewhere between the two extremes.

A number of large companies from the UK and the US have re-domiciled to Ireland for taxation reasons. These moves will impact differently on GDP and GNP, depending on a variety of unquantifiable factors.

For these reasons (and others), it is probably best to downplay the importance of GDP and GNP growth rates, and instead focus on other, more tangible, indicators of economic activity.

Retail sales have picked up quite significantly in recent months. Although the growth of retail sales in 2013, as a whole, was only 0.7% in volume terms, the year-on-year growth rate rose sharply to almost 9% in March, the latest available data point. It seems unlikely that such a rapid pace of growth will be sustained (and the growth rate is far lower if new auto sales are excluded), but nonetheless it is a clear indication of the improvement of the consumer sector.

Consumer confidence had been volatile for several years but this has changed in recent months and it now stands at a multi-year high. There could be many factors behind this surge, including Ireland’s successful exit from the Troika (EU/IMF/ECB) support program as well as tentative suggestions of tax cuts in next year’s Budget, and, of course, a further improvement in the labor market.

Business confidence, as measured by the Purchasing Manager Index (PMI) for the manufacturing sector, has, like many other economic indicators, been consistently positive in recent months. The index has remained above the crucial 50 level since May 2013, indicating an expansion of manufacturing activity in each month since then.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 393,000 in April of this year. The unemployment rate has also declined and stands at a level of 11.7%, down from a peak of 14.9%. Although still high, Ireland’s unemployment rate is now below the eurozone average. Separate employment statistics confirm the improved conditions, with employment rising by 3.2% in the year to last August, the last available data point.

The headline rate of inflation has been very low in recent months. In early 2013 the rate stood at 1.2%, but by April of this year the rate had fallen to just 0.3%. The Harmonized inflation rate, the common measure of inflation used by all EU countries, which among other things excludes the impact of mortgage interest rates, was also very low at just 0.4%. The Central Bank of Ireland is forecasting just 0.3% for headline inflation in 2014, while the private sector consensus forecast is higher, at 0.7%. The domestic economy is generating no upwards price pressure, with inflation generally arising only from imported goods and services.

Demand for credit from businesses and households continues to remain depressed. The annual rate of change in loans to households was down 3.8% in March, only a marginal improvement on the previous quarter. Lending for house purchases was 3.1% lower on an annual basis in March, whereas lending to the non-financial corporate sector declined by 4.4% over the same period.

While the information, outlined earlier, shows that a genuine economic recovery is underway, it does not appear to be fueled by credit growth.

The government deficit for 2013 was just under €11.5bn. The “General Government Balance”, a standardized EU measure of the deficit, was 7.2% of GDP, which was well below the 7.5% target agreed with the EU/IMF/ECB troika of lenders, and down significantly from the 8.2% outturn for 2012. The debt/GDP ratio is estimated to have peaked last year, at about 124%, and should fall back during 2014 to about 121%.

The exit from the Troika program in November went very smoothly, and Ireland has been able to raise funds in the financial markets at very low rates. Indeed, Ireland’s 10 year bond yield, at just 2.7%, is at an exceptionally low level and is only marginally higher than that of the US. The Credit Rating agency, Moody’s, which upgraded Ireland to investment grade in January, raised the credit rating by two full notches in mid May. All three major credit rating agencies now have Ireland’s rating at BBB+, comfortably within the investment grade range, and two of the three have a positive outlook on the rating, indicating that a further upgrade to the rating is likely.

For 2014, the Central Bank of Ireland is forecasting GDP growth of 2%, which is very close to the private sector consensus of 2.1%. Capital investment is forecast to be very strong (+11%), while consumer spending is forecast to grow for the first time since the onset of the crisis. Exports and imports are both likely to grow somewhat, but remain relatively sluggish with growth rates in the low single-digit range. Exports are being held back by the pharmaceutical “patent cliff” issue described above.

Equity Market Review

For the most recent quarter and the six month period, most global equity markets posted positive returns with Japan being the exception, as detailed in the table below:

	Quarter Ended April 30, 2014		6 Months Ended April 30, 2014

Market	Local Currency	U.S. $	Local Currency	U.S. $
Irish Equities (ISEQ)	6.2%	9.2%	12.2%	14.5%

US equities (S&P 500)	6.2%	6.2%	8.4%	8.4%
US Equities (NASDAQ)	0.6%	0.6%	5.6%	5.6%
UK Equities (FTSE 100)	5.4%	8.3%	2.5%	7.8%
Japanese Equities (Topix)	-3.8%	-4.0%	-1.6%	-5.5%

Dow Jones Eurostoxx 50	6.8%	9.8%	5.6%	7.7%
German Equities (DAX)	3.2%	6.1%	6.3%	8.4%
French Equities (CAC 40)	8.3%	11.3%	5.4%	7.5%
Dutch Equities (AEX)	4.3%	7.3%	3.3%	5.3%

Note-Indices are total gross return

Major Fund stock capital moves over the Quarter to April 30, 2014 (in USD terms)

Strongest		Weakest
Total Produce	+22.2%	Kenmare Resources	-30.8%
Origin Enterprises	+18.8%	Smurfit Kappa	-3.6%
Aryzta	+16.8%	Bank of Ireland	-1.5%
CRH Plc	+15.1%	Paddy Power	-1.0%
Ryanair	+11.4%	Grafton Group	+1.0%

Highlights regarding some of the significant contributors to the Fund’s performance are detailed below:

Total Produce PLC: During the quarter, the company produced another set of results in line with market expectations and continued the trend of consistent growth for the company. Revenue for 2013 rose by 13% with pre-tax profits up 12.5%. The strong growth was helped by positive contributions from acquisitions completed in recent years.

Origin Enterprises PLC: The Company generally continues to perform well and expectations remain that the company will deliver strong results for the seasonally important second half of the year. The recent completion of the acquisition of Agroscope underlines the company’s strategic priority to scale its technology, and service portfolios in new markets, providing meaningful agronomic extension opportunity.

Aryzta AG: A strong set of results and a confident outlook by management laid the foundations for a strong performance by the stock. The company is delivering on stated goals and recent acquisitions are also benefitting the bottom line. In March 2014, Aryzta agreed to acquire 100% of both Pineridge Bakery in Canada and Cloverhill Bakery in the US. Once completed, these acquisitions will significantly enlarge Aryzta’s bakery capabilities, customer access and product portfolio in North America and should provide double-digit EPS growth in fiscal 2015.

CRH PLC: Having underperformed for a few years, the stock improved over recent quarters on the back of a restructuring plan announced by the new CEO to deliver higher profitability, and returns, from its European operations in particular. This led to stronger performance from the share price. During the recent earnings call, management indicated that the company was continuing to make progress on these initiatives and was on track to deliver incremental savings of EUR 100 million in 2014.

Ryanair Holdings PLC: During the later part of 2013, Ryanair announced a series of initiatives to improve customer experience, and this new customer friendly strategy appears to be already yielding benefits with the share price responding accordingly over the quarter. The recent announcement of full year results showed net profits slightly ahead of previous guidance.

Market Outlook:

In January, we expected 2014 to be another positive year, with a likely outcome of high single to low double-digit positive returns from global equity markets. We believe Irish equities should again outperform based on the current valuation and earnings outlook. The portfolio is strongly positioned to benefit from what we believe to be a continuing pickup in both the Irish and Global economies.

It’s very clear, we believe, that despite the ‘macro hits’ of the quarter, markets regarded these ‘hits’ as transient and focused instead on improved long-term fundamentals. That is not particularly surprising given that we feel the current Irish and global economic recovery has at least another three years of growth before there are likely to be any concerns about the next economic downturn. In our view, the continued slow but steady global economic recovery will prove resilient and continue to demonstrate recovery. We reiterate our strongly held conviction that the outlook for Irish equities remains positive.

After the strong gains of recent years, we believe the market can no longer be seen as cheap as it was a few years back. However, these gains were also associated with strong earnings and dividend growth and therefore, at an aggregate level, we would see the market as fairly valued in line with historic averages at this juncture. However, while earnings are cyclically depressed, the fact that, in our opinion, we have a number of years of recovery ahead underpins the upside attractiveness for the market and specifically many of the individual stocks chosen for the portfolio.

The selection of stocks for the portfolio continues to be based on the strong conviction that cash flow, quality, dividend, and earnings growth are the winning factors from a stock picking perspective. We see attractive opportunities in stocks geared to a cyclical economic or earnings recovery and also restructuring stories. The Fund remains invested in names with attractive dividend yield plays, strong franchise names, such as Ryanair Holdings and Kerry Group, and companies that have strong balance sheets that are leveraged to recovery, such as Bank of Ireland and FBD Holdings.

Sincerely,

Peter J. Hooper	Sean Hawkshaw
Chairman	Director & President
June 20, 2014	June 20, 2014

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	14.74	14.74	14.96	14.96
One Year	38.54	38.54	37.56	37.56
Three Year	69.46	19.22	69.94	19.34
Five Year	186.12	23.40	162.00	21.24
Ten Year	125.02	8.45	118.78	8.14

Per Share Information and Returns

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Six Months Ended April 30, 2014
Net Asset Value ($)	20.74	24.36	32.55	30.95	10.18	8.20	7.70	8.45	9.59	14.24	16.28
Income Dividends ($)	(0.09)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)
Capital Gains
Other Distributions ($)	—	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—	—	—
Total Net Asset Value Return (%) (a)(b)	28.14	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69	13.82	48.49	14.96

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 22.
(b)	Periods less than one year are not annualized.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2014

(Percentage of Net Assets) (unaudited)

Top 10 Holdings by Issuer as of April 30, 2014 (unaudited)

Holding	Sector	% of Net Assets
Ryanair Holdings PLC	Transportation	16.27%
Kerry Group PLC	Food and Beverages	11.71%
CRH PLC	Construction and Building Materials	10.07%
Aryzta AG	Food and Agriculture	9.42%
Irish Residential Properties REIT PLC	Financial	4.79%
Bank of Ireland	Financial	4.64%
CPL Resources PLC	Business Support Services	4.44%
Cie de St-Gobain	Construction and Building Materials	4.38%
Smurfit Kappa Group PLC	Forest Products and Paper	4.36%
Kingspan Group PLC	Construction and Building Materials	4.19%

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited)

April 30, 2014	Shares	Value (U.S.) (Note A)

COMMON STOCKS (96.80%)
COMMON STOCKS OF IRISH COMPANIES (91.51%)

Agricultural Operations (1.47%)
Origin Enterprises PLC	111,471	$1,205,576

Business Support Services (4.44%)
CPL Resources PLC	348,191	3,640,216

Construction and Building Materials (16.07%)
CRH PLC	284,659	8,253,102
Grafton Group PLC-UTS	151,866	1,489,888
Kingspan Group PLC	182,544	3,433,410

		13,176,400

Diversified Financial Services (2.33%)
FBD Holdings PLC	79,446	1,910,665

Energy (3.40%)
Dragon Oil PLC***	262,270	2,783,762

Financial (9.43%)
Bank of Ireland (The)*	9,688,033	3,801,546
Irish Residential Properties, REIT, PLC*	2,750,000	3,927,428

		7,728,974

Food and Agriculture (9.42%)
Aryzta AG	83,957	7,718,070

Food and Beverages (18.66%)
C&C Group PLC	137,756	819,419
Glanbia PLC	190,776	2,844,935
Kerry Group PLC, Series A	121,658	9,598,231
Total Produce PLC	1,409,328	2,034,235

		15,296,820

Forest Products and Paper (4.36%)
Smurfit Kappa Group PLC	160,610	3,570,917

Leisure and Hotels (2.07%)
Paddy Power PLC	22,020	1,697,580

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2014	Shares	Value (U.S.) (Note A)

COMMON STOCKS (continued)

Mining (0.08%)
Kenmare Resources PLC*	325,313	$66,758

Transportation (19.78%)
Aer Lingus Group PLC	136,976	288,686
Irish Continental Group PLC	64,525	2,591,432
Ryanair Holdings PLC*	911,868	8,648,212
Ryanair Holdings PLC-Sponsored ADR*	87,612	4,685,490

		16,213,820

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $45,710,863)		75,009,558

COMMON STOCKS OF FRENCH COMPANIES (4.38%)

Construction and Building Materials (4.38%)
Cie de St-Gobain	58,864	3,592,842

TOTAL COMMON STOCKS OF FRENCH COMPANIES (Cost $3,363,498)		3,592,842

COMMON STOCKS OF UNITED KINGDOM COMPANIES (0.91%)

Utility Company (0.91%)
Severn Trent PLC	23,966	746,636

TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES (Cost $593,937)		746,636

TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT (Cost $49,668,298)		$79,349,036

	Face Value
FOREIGN CURRENCY ON DEPOSIT (0.10%)
British Pounds Sterling	£51,647	$87,209
Euro	€1	2

TOTAL FOREIGN CURRENCY ON DEPOSIT (Cost $85,426)**		87,211

TOTAL INVESTMENTS (96.90%) (Cost $49,753,724)		79,436,247
OTHER ASSETS AND LIABILITIES (3.10%)		2,537,666

NET ASSETS (100.00%)		$81,973,913

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

*		Non-income producing security.
**		Foreign currency held on deposit at U.S. Bank, N.A.
***		Issuer has limited business activities in Ireland, but is considered an Irish company under the Fund’s investment policies as a result of it being organized under the laws of Ireland.
ADR	–	American Depositary Receipt traded in U.S. dollars.
UTS	–	Units

The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of April 30, 2014 is as follows (See Note A – Security Valuation and Fair Value measurements in the Notes to Financial Statements):

	Total Value at 04/30/14	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities*†	$79,349,036	$79,349,036	$	$

*	See Portfolio Holdings detail for country breakout.
†	Total Investments exclude Foreign Currency on Deposit and Other Assets.

At the end of the six-month period ended April 30, 2014, the Fund did not have any transfers in and out of Level 1, Level 2 and Level 3 during the period.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2014

ASSETS:
Investments at value (Cost $49,668,298) See accompanying schedule	U.S.	$79,349,036
Cash		2,125,370
Foreign currency (Cost $85,426)		87,211
Dividends receivable		491,514
Prepaid expenses		64,264

Total Assets		82,117,395

LIABILITIES:
Printing fees payable		24,131
Accrued legal fees payable		36,483
Investment advisory fee payable (Note B)		42,760
Accrued audit fees payable		20,828
Administration fee payable (Note B)		10,667
Directors’ fees and expenses		1,243
Accrued expenses and other payables		7,370

Total Liabilities		143,482

NET ASSETS	U.S.	$81,973,913

AT APRIL 30, 2014 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,035,193 Shares	U.S.	$50,352
Additional Paid-in Capital		51,913,886
Accumulated Net Investment Loss		(7,712)
Accumulated Net Realized Gain		331,921
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		29,685,466

TOTAL NET ASSETS	U.S.	$81,973,913

NET ASSET VALUE PER SHARE (Applicable to 5,035,193 outstanding shares) (authorized 20,000,000 shares)
(U.S. $81,973,913 ÷ 5,035,193)	U.S.	$16.28

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

		For the Six Months Ended April 30, 2014 (unaudited)

INVESTMENT INCOME
Dividends		U.S.	$730,831
Less: foreign taxes withheld			(96,907)

TOTAL INVESTMENT INCOME			633,924

EXPENSES
Investment advisory fee (Note B)	$242,679
Directors’ fees	78,003
Legal fees	71,809
Administration fee (Note B)	64,000
Compliance fees	33,543
Printing and mailing expenses	30,397
Insurance premiums	23,847
Audit fees	20,828
Custodian fees (Note B)	10,886
Transfer agent fees	9,670
Other	53,786

TOTAL EXPENSES			639,448

NET INVESTMENT LOSS		U.S.	$(5,524)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain on:
Securities transactions	6,697,154
Foreign currency transactions	29,086

Net realized gain on investments and foreign currency during the period			6,726,240

Net change in unrealized appreciation/(depreciation) of:
Securities	3,904,485
Foreign currency and net other assets	6,402

Net unrealized appreciation of investments and foreign currency during the period			3,910,887

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY			10,637,127

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		U.S.	$10,631,603

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31, 2013

Net investment income/(loss)	U.S.	$(5,524)	U.S.	$573,323
Net realized gain on investments and foreign currency transactions		6,726,240		6,803,635
Net unrealized appreciation of investments, foreign currency holdings and net other assets		3,910,887		15,990,453

Net increase in net assets resulting from operations		10,631,603		23,367,411

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		(352,403)		—

Total distributions		(352,403)		—

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 122,026 shares repurchased, respectively (Note F)		—		(1,151,983)
Value of 871 and 0 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		11,092		—

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		11,092		(1,151,983)

Total increase in net assets		10,290,292		22,215,428

NET ASSETS
Beginning of period		71,683,621		49,468,193

End of period (Including accumulated/undistributed net investment income/(loss) of $(7,712) and $350,215, respectively)	U.S.	$81,973,913	U.S.	$71,683,621

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

	Six Months Ended April 30, 2014 (unaudited)			Year Ended October 31,
				2013		2012	2011	2010	2009

Operating Performance:
Net Asset Value, Beginning of Period	U.S.	$14.24		$9.59		$8.45	$7.70	$8.20	$10.18

Net Investment Income/(Loss)		(—	) (a)	0.11		(0.04)	0.01	0.05	(0.06)
Net Realized and Unrealized Gain/(Loss) on Investments		2.11		4.51		1.11	0.76	(0.61)	1.23

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		2.11		4.62		1.07	0.77	(0.56)	1.17

Distributions to Shareholders from:
Net Investment Income		(0.07)		—		(0.02)	(0.06)	—	(0.33)
Net Realized Gains		—		—		—	—	—	(2.76)

Total from Distributions		—		—		(0.02)	(0.06)	—	(3.09)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		—		0.03	(b)	0.09 (c)	0.04 (d)	0.06 (e)	(0.06	) (f)

Net Asset Value, End of Period	U.S.	$16.28		$14.24		$9.59	$8.45	$7.70	$8.20

Share Price, End of Period	U.S.	$14.15		$12.40		$8.84	$7.61	$6.51	$7.09

Total NAV Investment Return (g)		14.96%	*	48.49%		13.82%	10.69%	(6.10)%	26.91%

Total Market Investment Return (h)		14.74%	*	40.27%		16.50%	17.91%	(8.18)%	25.06%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.	$81,974		$71,684		$49,468	$54,066	$51,428	$57,786
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.01)%	**	0.95%		(0.39)%	0.15%	0.69%	(0.87)%
Ratio of Operating Expenses to Average Net Assets		1.67%	**	2.05%		2.66%	2.22%	2.02%	2.65%
Portfolio Turnover Rate		25%	*	35%		21%	23%	11%	16%

(a)	Less than $(0.005) per share.
(b)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(c)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(d)	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(e)	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(f)	Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.
(g)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(h)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
*	Periods less than one year are not annualized.
**	Annualized.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of Irish companies. Irish companies are defined as issuers organized under the laws of Ireland. Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in companies that are organized in Ireland, but have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of April 30, 2014 is included with the Fund’s Portfolio of Holdings.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Dividends and Distributions to Stockholders: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years (October 31, 2013, 2012, and 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from Interactive Data Corp. (“IDC”) each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the six months ended April 30, 2014, the Fund incurred expenses of U.S. $64,000 in administration fees to BNY Mellon.

JPMorgan Chase & Co. served as the custodian of the Fund’s assets prior to November 12, 2013. During the period from November 1, 2013 to November 11, 2013, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $4,291.

The Fund has entered into an agreement with U.S. Bank, N.A., which became effective November 12, 2013, for U.S. Bank, N.A., to serve as the custodian for the Fund’s assets. During the period from November 12, 2013 to April 30, 2014, the Fund incurred expenses for U.S. Bank, N.A. of U.S. $6,595.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2014 excluding U.S. government and short-term investments, aggregated U.S. $18,308,816 and U.S. $20,553,795, respectively.

D. Components of Distributable Earnings:

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$(4,924,318)	$—	$350,215	$—	$24,304,578

As of October 31, 2013, the Fund had pre-enactment capital loss carryforwards of $4,924,318 which will expire on October 31, 2018. During the year ended October 31, 2013 $5,988,506 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of April 30, 2014 were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$49,668,298	$29,900,249	$(219,511)	$29,680,738	$4,728	$29,685,466

E. Common Stock:

For the six months ended April 30, 2014, the Fund issued 871 shares in connection with stock distribution. For the year ended October 31, 2013, the Fund issued no shares in connection with stock distribution.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended April 30, 2014, the Fund did not repurchase any of its shares.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

For the year ended October 31, 2013, the Fund repurchased 122,026 (2.37% of the shares outstanding at October 31, 2012) of its shares for a total cost of $1,151,983, at an average discount of 11.62% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event: On June 13, 2014, the Board of Directors approved a managed distribution policy for the Fund. The implementation of the managed distribution policy is subject to the receipt by the Fund of exemptive relief from the Securities and Exchange Commission which will permit the Fund to distribute long-term capital gains more than once a year.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“New York Stock Exchange”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant

Additional Information (unaudited) (continued)

may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Additional Information (unaudited) (continued)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475, and at http://www.sec.gov.

Advisory Agreement

(In this disclosure, the term “Fund” refers to The New Ireland Fund, Inc., the term “Adviser” refers to Kleinwort Benson Investors International Ltd. and the term “Administrator” refers to BNY Mellon.) The Directors, including a majority of the Directors who are not “interested persons” of the Fund under the 1940 Act (the “Independent Directors”), unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser for an additional annual period at an in-person meeting held on March 11, 2014.

In considering whether to approve the renewal of the Advisory Agreement, the Directors reviewed a variety of information provided by the Adviser and the Administrator, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser. The materials provided to the Directors included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law. The Directors, including the Independent Directors, also considered other matters such as: (i) the Adviser’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser.

Additional Information (unaudited) (continued)

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

1.	the total compensation to be received, directly or indirectly, by the Adviser;

2.	the expenses incurred by the Adviser in performing services under the Agreement;

3.	the Fund’s expense ratio;

4.	the possible reduction in advisory fees to reflect economies of scale;

5.	competitive prices for comparable services;

6.	competitive expense ratios; and

7.	past performance and reliability of the Adviser.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Advisory Agreement included in the factors listed below.

Nature, Extent and Quality of Services Provided by the Adviser

The Directors considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the Adviser’s investment experience, the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the Directors

Additional Information (unaudited) (continued)

considered the effect of fall-out benefits on the Adviser’s expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out Benefits

The Directors also considered so-called “fall-out benefits” to the Adviser and its affiliates, such as reputational and other benefits from the Adviser’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits.

The Adviser advised the Directors that no portfolio transactions were expected to be allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities. As a result, none of the Adviser’s research or other expenses was anticipated to be offset by the use of the Fund’s commissions.

Investment Results

The Directors considered the investment results of the Fund as compared to the five other single country developed markets closed-end equity funds (“Peer Funds”) based on the information provided by Lipper, Inc., an independent third-party provider of investment company data, and by reviewing the performance of the Fund’s benchmark. In addition to the information received by the Directors for the Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

The comparative information showed that the performance of the Fund compared favorably to the Peer Funds and was above that of its benchmark over the one, three and five-year periods ended January 31, 2014. It was also noted that the Fund’s diversification requirements limited its investment flexibility compared to other advisory accounts advised by KBII. Based upon this review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Advisory Fee

The Adviser reviewed with the Directors the major differences in the scope of services it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as Officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

The information provided by Lipper showed that the Fund’s effective advisory fee rate of approximately 0.713% (based on net assets at October 31, 2013) was well within the range of advisory fees paid by the Peer Funds, and was below the median for the group.

The Directors recognized the limitations on the usefulness of these comparisons, given the potential varying nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services being provided by the Adviser to its other clients.

Additional Information (unaudited) (continued)

The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the Fund’s net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of the Peer Funds. It was noted that the Fund’s total expense ratio of 2.05% was high in comparison to the expense ratios of the Peer Funds. The Directors considered the factors that impacted the Fund’s expenses.

After considering this information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint in the advisory fee being set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers such as the Adviser, who are not also the administrators of the closed-end funds they manage, this may be true to a lesser extent than for more full service managers.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and the Adviser were fair and reasonable and that the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the Advisory Agreement for an additional one-year period.

This page left blank intentionally.

The New Ireland Fund, Inc.

Directors and Officers

Peter J. Hooper	– Chairman of the Board
Sean Hawkshaw	– Director and President
David Dempsey	– Director
Margaret Duffy	– Director
Lelia Long	– Treasurer
Bryan Deering	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Rockefeller Plaza - 32nd Floor

New York, NY 10020

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr., MK-WI-5302

Milwaukee, WI 53212

Shareholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, Massachusetts 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Website address:

www.newirelandfund.com

IR-SAR 4/14

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment	Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	June 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	June 10, 2014

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer
(principal financial officer)

Date	June 16, 2014

* Print the name and title of each signing officer under his or her signature.